SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  December 1996

                           CORNERSTONE PROPERTIES INC.
             (Exact name of registrant as specified in its charter)

            Nevada                  0-10421            74-2170858
(State or other jurisdiction of   (Commission       (I.R.S. Employer
        incorporation)           File Number)      Identification No.)

                           Cornerstone Properties Inc.
                              126 East 56th Street
                               New York, NY 10022
                    (Address of principal executive offices)

                                 (212) 605-7100
                         (Registrant's telephone number,
                              including area code)

The registrant hereby amends Item 7 of its Current Report on Form 8-K, dated December 12, 1996, as set forth in the pages attached hereto.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

      Included herewith are the following financial statements reflecting the acquisition of Tower 56 and One Lincoln Centre.

      (a)   Financial Statements

            Tower 56
            1. Report  of  Ernst & Young  LLP,  Independent  Auditors,  dated
               February 23, 1996.
            2. Statement  of Revenue and Certain  Expenses for the year ended
               December 31, 1995.

            One Lincoln Centre
            1. Report  of  Ernst & Young  LLP,  Independent  Auditors,  dated
               December 13, 1996.
            2. Statement  of Revenue and Certain  Expenses for the year ended
               December 31, 1995

      (b)   Pro forma condensed consolidated financial statements (unaudited):

            1. Pro forma condensed consolidated statement of income for the nine months ended September 30, 1996 and the Pro forma condensed consolidated statement of operations for the year ended December 31, 1995.

            2. Pro forma condensed  consolidated balance sheet as of September
               30, 1996.

            3. Notes to pro forma condensed consolidated financial statements.

                            Statement of Revenues and
                                Certain Expenses


                                    Tower 56

                                December 31, 1995
                       with Report of Independent Auditors

                        [ERNST & YOUNG LLP LETTERHEAD]


                        REPORT OF INDEPENDENT AUDITORS


To the Board of Directors
Cornerstone Properties Inc.

We have audited the Statement of Revenues and Certain Expenses of Tower 56 (the Property) as described in Note 2 for the year ended December 31, 1995. The
Statement of Revenues and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission described in Note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 2 for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



                                                 /s/ ERNST & YOUNG LLP

February 23, 1996
New York, New York

                                   Tower 56


                  Statement of Revenues and Certain Expenses

                     For the year ended December 31, 1995



Revenues
   Rental income - (Note 3 and 4)                        $6,581,844
   Miscellaneous income                                       7,987
                                                        -------------

                                                          6,589,831
                                                        -------------

Certain Expenses - (Note 4)
   Salaries and wages                                       302,255
   Cleaning                                                 499,216
   Utilities                                                174,307
   Repairs and maintenance                                  160,697
   Building management services                             288,221
   Management fee                                           121,260
   Real estate taxes                                      1,716,574
   Miscellaneous                                            138,228
   Bad debt                                                 217,684
   Leasing fees                                             105,950
                                                        -------------

                                                          3,724,392
                                                        -------------

Revenues in excess of certain expenses                    $2,865,439
                                                        =============



See accompanying notes.

                                   Tower 56

           Notes to the Statement of Revenues and Certain Expenses

                              December 31, 1995


1.  Business

The accompanying Statement of Revenue and Certain Expenses relates to the operations of Tower 56 (the Property). The Property was acquired through foreclosure on two mortgage notes which were purchased on December 19, 1995 by Cornerstone Properties Inc. ("Cornerstone"). The Property was previously owned by Tower 56 Partners, a general partnership. Title to the Property was transferred to Cornerstone in the second quarter of 1996.

2.  Basis of Presentation

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by Cornerstone in the proposed future operations of the aforementioned property. Items excluded consist of depreciation, amortization, interest and certain non-operating expenses.

The preparation of the Statement of the Revenues and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statement of Revenues and Certain Expenses and accompanying notes. Actual results could differ from those estimates.

3.  Rental Income

Rental income is recognized on a straight-line basis over the terms of the related leases inclusive of free rent, if any, and lease step-ups. Various leases provide for the reimbursement of real estate taxes and certain operating expenses in excess of base amounts. These reimbursements and applicable costs have been reflected in the statement of operations as revenues and expenses, respectively. At December 31, 1995, approximately $136,000 is included in income as a result of straight-lining of rents.

The following is a schedule by years of minimum future rentals on noncancellable operating leases at December 31, 1995, exclusive of additional rental income which will result from escalations:

Year Ending December 31,

             1996                              $ 5,609,990
             1997                                4,455,044
             1998                                3,401,660
             1999                                2,134,027
             2000                                1,845,795
             Thereafter                          2,808,426
                                              =============
                                               $20,254,942
                                              =============


4.  Related Party Transactions

A corporation owned by an affiliate functions as property manager and project coordinator. Approximately $221,000 of fees and expenses was incurred for services during 1995. Additionally, the corporation occupies 5,000 square feet in Tower 56 with a rent of $200,000 during 1995.

                           Statement of Revenue and
                               Certain Expenses

                              One Lincoln Centre

                              December 31, 1995
                          with Report of Independent
                                   Auditors

                        [ERNST & YOUNG LLP LETTERHEAD]


                        REPORT OF INDEPENDENT AUDITORS




Board of Directors
Cornerstone Properties, Inc.


We have audited the Statement of Revenue and Certain Expenses of One Lincoln Centre (the Property) as described in Note 2 for the year ended December 31, 1995. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission described in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 2 for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



                                       /s/ ERNST & YOUNG LLP



December 13, 1996
Chicago, Illinois

                               ONE LINCOLN CENTRE

                    STATEMENT OF REVENUE AND CERTAIN EXPENSES


                                          Year Ended        January 1, 1996
                                         December 31,   to November 8, 1996
                                             1995              (unaudited)
                                        --------------     ----------------
Revenue
-------
Rental income                          $     4,817,582      $     3,925,789
Tenant operating expense reimbursements      1,971,385            1,448,316
                                        --------------      ---------------
Total revenue                                6,788,967            5,374,105


Expenses
--------
Salaries and wages                             296,568              246,007
Cleaning                                       243,623              209,520
Utilities                                      432,477              434,757
Repairs and maintenance                        343,210              277,430
Building management services                   224,111              204,079
Management fee                                 150,000              134,519
Real estate taxes                              788,059              702,664
Miscellaneous non-recoverable                   39,251               16,042
                                       ---------------      ---------------
Total expenses                               2,517,299            2,225,018
                                       ---------------      ---------------

Revenue in excess of certain expenses  $     4,271,668      $     3,149,087
                                       ===============      ===============



See accompanying notes.

                               ONE LINCOLN CENTRE

               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES


Note 1  Business

The accompanying Statement of Revenue and Certain Expenses relates to the operations of One Lincoln Centre (the Property). The Property was acquired on November 8, 1996, by CStone-Oakbrook, Inc. The Property was previously owned by the Teachers Insurance and Annuity Association of America (TIAA).

As of December 31, 1995, the Property was 100% leased with 45 tenants. Approximately 18% of total rental income earned relates to one tenant.

Note 2  Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and
Exchange Commission. The statement is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by CStone-Oakbrook, Inc. in future operations of the Property, have been excluded.

Revenue and Expense Recognition

Revenue is considered to be earned and is included in revenue on a straight-line basis over the term of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Note 3  Rentals

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes in relation to their pro rata share as defined.

Note 4  Transactions with Affiliates

During the period January 1, 1995 through December 28, 1995, the Property was managed by an affiliate, an entity which had an equity interest in the property with TIAA. The management agreement provided for a flat fee of $12,500 per month. In addition, this entity was reimbursed for certain operating expenses and other disbursements paid in the normal course of business on behalf of the property. Additionally, this affiliate leased approximately 1,600 square feet in the building for which the Partnership received rents of $35,000 in 1995.

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                INFORMATION PURSUANT TO RULE 3-14 REGULATION S-X

      MANAGEMENT ASSESSMENT

      Management's assessment of the Properties prior to acquisition includes, but is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the Properties, location, condition and quality of design and construction are evaluated. Management also conducts engineering and environmental studies. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisitions other than those discussed above.

      ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM OPERATIONS.

      No income taxes have been provided because Cornerstone Properties Inc. is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, Cornerstone does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.
      The following presents an estimate of funds generated from operations from Tower 56 and One Lincoln Centre for the year ended December 31, 1995 based on the Statements of Revenues and Certain Expenses. These estimated results do not purport to present expected results of operations for the Properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

                                          Funds Generated From Operations
                                          For the year ended December 31, 1995
                                        ---------------------------------------
                      Tower 56                  $2,865,000
                      One Lincoln Centre        $4,272,000
                                               ------------
                          Total                 $7,137,000
                                               ============

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

      The following unaudited pro forma condensed consolidated balance sheet at September 30, 1996 reflects the acquisition of One Lincoln Centre as if the transaction had occurred on that date.

      The pro forma condensed consolidated statements of operations for the year ended December 31, 1995 and the nine months ended September 30, 1996 assumes the acquisition of Tower 56 and One Lincoln Centre as if they had occurred on January 1, 1995 and 1996, respectively. This pro forma information is based on the historical statements of Cornerstone after giving effect to the acquisition of these Properties.

      The unaudited pro forma condensed consolidated financial statements have been prepared by Cornerstone Properties Inc. management. The unaudited pro forma condensed consolidated statements of operations may not be indicative of the results that would have actually occurred had the acquisitions been made on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Cornerstone's audited statements as of December 31, 1995 and for the year then ended (which are contained in Cornerstone's Form 10-K for the year ended December 31, 1995) and the unaudited financial statements as of September 30, 1996 and for the nine months then ended (which are contained in Cornerstone's Form 10-Q for the period ended September 30, 1996) and the accompanying notes.

                  Cornerstone Properties Inc. and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Operations
                  For the Nine Months Ended September 30, 1996
                                   (Unaudited)
                  (In thousands, except for per share amounts)


                                                        One Lincoln     (1),(2)
                                         As    Tower 56      Centre   Pro Forma
                                   Reported Acquisition Acquisition Adjustments Pro Forma
Office and Parking Rentals .....    $80,687   $    --      $4,702    $   --       $85,389
Interest and Other Income ......      9,477        --         --         --         9,477
                                     ----------------------------------------------------
Total Revenue                        90,164        --       4,702        --        94,866
Operating Expenses .............     31,726        --       1,947        --        33,673
Interest Expense ...............     23,715        --         --         --        23,715
Depreciation Expense ...........     18,281        --         --          902      19,183
Other Expenses .................      4,589        --         --         --         4,589
                                     ----------------------------------------------------
Total Expenses                       78,311        --       1,947         902      81,160
Minority Interest ..............     (1,017)       --         --         --        (1,017)
Income Before Extraordinary Item     10,836        --       2,755        (902)     12,689
Extraordinary Loss .............     (3,786)       --         --         --        (3,786)
                                     -----------------------------------------------------
Net Income (Loss) ..............     $ 7,050   $   --     $ 2,755    $   (902)     $8,903
                                     =====================================================

Preferred Dividends ............   $  2,625                           $  3,079    $  5,704
Income Before Extraordinary
Item per Share .................   $   0.40                                       $   0.34
Net Income per Share ...........   $   0.22                                       $   0.16
Weighted Shares Outstanding ....     20,344                                         20,344

      See Accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

                  Cornerstone Properties Inc. and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Operations
                      For the Year Ended December 31, 1995
                                   (Unaudited)
                  (In thousands, except for per share amounts)

                                                               One Lincoln      (1),(2)
                                                As    Tower 56      Centre    Pro Forma
                                          Reported Acquisition Acquisition  Adjustments Pro Forma
Office and Parking Rentals ............    $88,548      $6,590      $6,789      $--      $101,927
Interest and Other Income .............      3,839        --          --         (54)       3,785
                                           ------------------------------------------------------
Total Revenue                               92,387       6,590       6,789       (54)     105,712
Operating Expenses ....................     31,530       3,725       2,517       --        37,772
Interest Expense ......................     29,467        --          --        1,373      30,840
Depreciation Expense ..................     23,877        --          --        1,897      25,774
Other Expenses ........................     13,225        --          --         --        13,225
                                            -----------------------------------------------------
Total Expenses                              98,099       3,725       2,517      3,270     107,611
Minority Interest .....................     (3,417)       --          --         --        (3,417)
(Loss) Income Before Extraordinary Item     (9,129)      2,865       4,272     (3,324)     (5,316)
Extraordinary Loss ....................     (4,445)       --          --         --        (4,445)
                                            -----------------------------------------------------
Net (Loss) Income .....................   $(13,574)     $2,865      $4,272    $(3,324)    $(9,761)
                                            =====================================================

Preferred Dividends ...................   $  1,449                            $ 4,105      $ 5,554
Loss Before Extraordinary
Item per Share ........................   $  (0.67)                                       $  (0.64)
Net Loss per Share ....................   $  (0.94)                                       $  (0.90)
Weighted Shares Outstanding ...........     15,910                              1,095       17,005


        See Accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

              Cornerstone Properties Inc. and Subsidiaries
                 Pro Forma Condensed Consolidated Balance Sheet
                            As of September 30, 1996
                                   (Unaudited)
                                 (In thousands)

                                                 (1),(2)
                                                 Pro Forma
                                  As Reported    Adjustments      Pro Forma
Assets:

    Investment Property .........   $ 528,277    $ 50,288      $ 578,565
    Cash and Cash Equivalents ...      19,519                     19,519
    Tenant and Note Receivables .      41,091                     41,091
    Other Assets ................      12,711                     12,711
                                  ------------------------------------------

Total Assets ....................  $  601,598    $ 50,288      $ 651,886
                                  ==========================================

Liabilities:

    Long-Term Debt ..............  $  400,405                  $ 400,405
    Other Liabilities ...........      27,819                     27,819
                                  ------------------------------------------
                                      428,224                    428,224
Minority Interest ...............     (16,899)                   (16,899)
Shareholders' Equity ............     190,273      50,288        240,561
                                  ------------------------------------------

Total Liabilities and
Shareholders' Equity ............  $  601,598    $ 50,288      $ 651,886
                                  ==========================================

See Accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
   NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

(1)           TOWER 56 PROFORMA NOTES
              -----------------------

Tower 56 was acquired through foreclosure on two mortgage notes which were purchased on December 19, 1995. Accordingly, there were no proforma adjustments recorded in the proforma condensed consolidated income statement for the nine months ended September 30, 1996 or the proforma condensed consolidated balance sheet as of September 30, 1996 for Tower 56. Actual activity for these dates have been reflected in the "As Reported" column in the respective statements.

For the proforma condensed consolidated income statement for the year ended December 31, 1995, Tower 56 proforma adjustments are based on the following:

          The $32,780,000 purchase price and related acquisition and stock issuance costs were funded by issuing common shares at $14.30/shr and by obtaining $18,000,000 in financing.

          The interest rate on the $18,000,000 in financing is 7.67% with 30 year principal amortization. $100,000 in finance costs are being amortized over 7 years.

          Depreciation expense on the building has been calculated straight-line over 40 years.

          Interest income from the mortgage notes for 1995 has been eliminated.


(2)           ONE LINCOLN CENTRE PROFORMA NOTES
              ---------------------------------

For the proforma condensed consolidated financial statements, One Lincoln Centre proforma adjustments are based on the following:

          The $49,950,000 purchase price and related acquisition and stock issuance costs were funded by issuing 8% cumulative preferred stock.

          Depreciation expense on the building has been calculated straight-line over 40 years.

                                 SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          CORNERSTONE PROPERTIES INC. (Registrant)

            By: /s/ John  S.   Moody
                    John  S.   Moody
                    President and Chief Executive Officer

            By: /s/ Thomas P. Loftus
                    Thomas P. Loftus
                    Vice President and Controller
                   (Principal Financial Officer)

          Date: January 22, 1997